UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

10

Aberdeen Latin America Equity Fund, Inc.

Annual Report
December 31, 2010

Invests primarily in equity securities in Latin America.

Aberdeen

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

Letter to Shareholders

February 10, 2011

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2010. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

For the year ended December 31, 2010, the total return to shareholders of the Fund based on the net asset value (NAV) of the Fund was 22.7% versus a return of 14.7% for the Fund’s benchmark, the MSCI EM Latin America Index.

Share Price Performance

Based on market price, the Fund’s shares gained 24.7% during the period, taking into consideration the elective cash distribution and assuming reinvestment of dividends and distributions. The Fund’s share price on December 31, 2010 represented a discount of 7.7% to the NAV per share of $41.95 on that date, compared with a discount of 9.2% to the NAV per share of $43.41 on December 31, 2009. As of February 10, 2011, the share price was $35.85, representing a discount of 7.9% to the NAV per share of $38.91.

Elective Cash Distribution Results

On September 1, 2010, the Board of Directors declared the payment of an elective cash distribution to be paid on October 29, 2010 in the amount of $9.282 per share of common stock to shareholders of record at the close of business on September 14, 2010. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because the cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.46436 per share or 15.78% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $37.99 per share, which equalled the average closing price of the Fund’s common shares on the NYSE Amex on October 21, 2010 and the two preceding trading days. Following the closing of the elective cash distribution the Fund’s number of outstanding shares was 7,448,517.

Market Review

Latin American markets finished well in 2010, although the region lagged gains in the broader emerging markets asset class, amid volatile trading throughout the year. The region was initially driven by improved US economic data and the Federal Reserve’s pledge to keep interest rates low, but fears over contagion of the European debt crises weighed investors down in May. Nevertheless, the Federal Reserve’s promptness to unleash another bout of quantitative easing reversed losses and lent further support. The smaller markets in the region led the way on the back of continuing positive economic indicators, in particular Chile, which recovered strongly from the effects of the earthquake earlier in the year. The Brazilian market failed to keep pace with the region due to investor concerns surrounding the potential policy implications of the change of President during the fourth quarter, the ongoing issue of currency appreciation and oil producer Petrobras’ USD67 billion rights issue which weighed on the market. During the year, Aberdeen introduced Brazilian software developer Totvs, a specialist in the SME segment whilst trimming a number of the Fund’s consumer positions which had performed strongly.

Outlook

Regional GDP growth is projected to slow from current high levels, while food inflation is expected to worsen, which could present serious problems to policymakers. As such, central banks in the region are expected to increase interest rates. Nevertheless, Latin American equities continue to be supported by healthy economic fundamentals, positive earnings forecasts and a favourable global economic backdrop for emerging markets as a whole. Although present market valuations are overall reasonable, a degree of caution is merited. Aberdeen will continue to invest in companies with strong balance sheets and long-term domestic growth potential.

Dividend Reinvestment and Direct Stock Purchase Plan

As part of a broad effort to enhance available services to Shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that is sponsored and administered by Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent. For both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

The new Plan has similar features to the previous Dividend Reinvestment Plan that was administered by Computershare, but it also offers some enhancements that enable new investors to purchase initial shares through the Plan, authorize recurring monthly purchases through the automatic investment feature and purchase shares over the Internet at www.computershare.com/aberdeen or by check.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please contact Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Latin America Equity Fund, Inc.	1

Letter to Shareholders (concluded)

February 10, 2011

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•      Calling toll free at 1-866-839-5205 in the United States,

•      Emailing InvestorRelations@aberdeen-asset.com, or

•      Visiting the website at www.aberdeenlaq.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review performance, download literature and sign up for email services. The site houses most topical information about the Aberdeen Closed-End Funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

2	Aberdeen Latin America Equity Fund, Inc.

Portfolio Summary

December 31, 2010 (unaudited)

Sector Allocation

Top 10 Holdings, by Issuer

December 31, 2010 (unaudited)

	Holding	Sector	Country	Percent of Net Assets

1.	Vale S.A.	Metals & Mining	Brazil	9.3%
2.	Petroleo Brasileiro S.A.	Oil, Gas & Consumable Fuels	Brazil	9.1%
3.	Banco Bradesco S.A.	Commercial Banks	Brazil	8.6%
4.	América Móvil S.A.B. de C.V., Series L	Wireless Telecommunication Services	Mexico	6.0%
5.	Lojas Renner S.A.	Multiline Retail	Brazil	4.3%
6.	Grupo Financiero Banorte S.A.B. de C.V.	Commercial Banks	Mexico	4.0%
7.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	3.7%
8.	Tenaris S.A.	Energy Equipment & Services	Argentina	3.7%
9.	Fomento Economico Mexicano S.A.B. de C.V.	Beverages	Mexico	3.6%
10.	Ultrapar Participacoes S.A.	Oil, Gas & Consumable Fuels	Brazil	3.5%

Average Annual Returns

December 31, 2010 (unaudited)

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	22.74%	6.13%	21.73%	20.40%
Market Value	24.75%	7.44%	23.34%	22.51%

Aberdeen Asset Management Investment Services Limited has agreed to voluntarily waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.35%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.35%.

Aberdeen Latin America Equity Fund, Inc.	3

Portfolio of Investments

December 31, 2010

No. of Shares	Description	Value
EQUITY SECURITIES—101.1%
ARGENTINA—3.7%
ENERGY EQUIPMENT & SERVICES—3.7%
237,000	Tenaris S.A., ADR (cost $9,379,613)	$ 11,608,260
BRAZIL—66.8%
AEROSPACE & DEFENSE—1.0%
434,000	Embraer S.A.	3,085,897
COMMERCIAL BANKS—11.5%
1,137,400	Banco Bradesco S.A.	17,613,919
469,601	Banco Bradesco S.A., PN	9,238,934
18,846	Banco Bradesco S.A., PN, Rights, expiring 01/27/11(a)	18,624
7,781	Banco Bradesco S.A., Rights, expiring 01/31/11(a)	40,275
87,302	Banco Itaú Holding Financeira S.A., PN	2,093,186
290,286	Itau Unibanco Holding S.A., ADR	6,969,767
		35,974,705
COMMERCIAL SERVICES & SUPPLIES—1.5%
390,000	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	4,758,820
DIVERSIFIED FINANCIAL SERVICES—1.3%
515,563	BM&F Bovespa S.A.	4,079,023
FOOD PRODUCTS—1.5%
293,368	BRF - Brasil Foods S.A.	4,833,046
HEALTH CARE PROVIDERS & SERVICES—3.7%
326,000	Amil Participações S.A.	3,496,611
524,000	Odontoprev S.A.	7,922,123
		11,418,734
IT SERVICES—1.4%
528,000	Cielo S.A.	4,279,232
MACHINERY—1.1%
251,844	Weg S.A.	3,308,246
MEDIA—1.5%
177,000	Saraiva S.A. Livreiros Editores, PN	4,700,304
METALS & MINING—11.9%
180,800	Bradespar S.A., PN(a)	4,719,506
272,000	Usinas Siderúrgicas de Minas Gerais S.A.	3,499,262
955,000	Vale S.A., ADR	28,860,100
		37,078,868
MULTILINE RETAIL—4.3%
393,000	Lojas Renner S.A.	13,356,151
OIL, GAS & CONSUMABLE FUELS—12.6%
829,433	Petroleo Brasileiro S.A., ADR	28,341,726
171,000	Ultrapar Participacoes S.A., ADR	11,050,020
		39,391,746
PERSONAL PRODUCTS—3.5%
383,000	Natura Cosmeticos S.A.	11,006,158

4	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

December 31, 2010

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
BRAZIL (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.7%
523,097	Multiplan Empreendimentos Imobiliarios S.A.	$ 11,631,032
ROAD & RAIL—1.3%
261,000	Localiza Rent a Car S.A.	4,230,605
SOFTWARE—1.2%
38,000	Totvs S.A.	3,869,724
TOBACCO—1.9%
107,000	Souza Cruz S.A.	5,827,923
TRANSPORTATION INFRASTRUCTURE—1.9%
302,000	Wilson Sons Limited	5,823,265
	Total Brazil (cost $118,810,211)	208,653,479
CHILE—6.8%
AIRLINES—0.2%
23,143	Lan Airlines S.A.	721,982
BEVERAGES—0.4%
540,000	Viña Concha y Toro S.A.	1,300,385
CHEMICALS—0.3%
18,800	Sociedad Química y Minera de Chile S.A., PNB	1,065,976
COMMERCIAL BANKS—0.7%
25,113,969	Banco Santander Chile	2,269,916
ELECTRIC UTILITIES—0.6%
3,780,000	Enersis S.A.	1,755,923
FOOD & STAPLES RETAILING—0.8%
321,000	Cencosud S.A.	2,524,103
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.1%
4,152,645	Colbun S.A.	1,189,005
1,249,910	Empresa Nacional de Electricidad S.A.	2,339,575
		3,528,580
INDUSTRIAL CONGLOMERATES—0.8%
18,518	Antarchile S.A.	419,425
98,000	Empresas COPEC S.A.	1,903,378
		2,322,803
MULTILINE RETAIL—0.3%
77,000	S.A.C.I. Falabella	862,137
PAPER & FOREST PRODUCTS—0.5%
29,857	Empresas CMPC S.A.	1,591,735
WATER UTILITIES—0.9%
84,144	Inversiones Aguas Metropolitanas S.A., ADR(b)(c)	2,743,970
WIRELESS TELECOMMUNICATION SERVICES—0.2%
38,693	Empresa Nacional de Telecomunicaciones S.A.	676,383
	Total Chile (cost $8,231,816)	21,363,893

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio of Investments (continued)

December 31, 2010

No. of Shares	Description	Value
EQUITY SECURITIES (continued)
LATIN AMERICA—0.1%
VENTURE CAPITAL—0.1%
2,503,967(d)	JPMorgan Latin America Capital Partners L.P. (cost $917,439)(a)(e)(f)(g)	$ 312,119
MEXICO—23.6%
BEVERAGES—3.6%
201,402	Fomento Economico Mexicano S.A.B. de C.V., ADR	11,262,400
COMMERCIAL BANKS—4.0%
2,647,000	Grupo Financiero Banorte S.A.B. de C.V.	12,591,177
FOOD & STAPLES RETAILING—3.9%
1,760,000	Organización Soriana S.A.B. de C.V.	5,633,574
2,278,000	Wal-Mart de México S.A.B. de C.V., Series V	6,514,479
		12,148,053
HOUSEHOLD DURABLES—1.3%
1,799,741	Urbi Desarrollos Urbanos S.A.B. de C.V.(a)	4,230,893
HOUSEHOLD PRODUCTS—2.0%
1,021,000	Kimberly-Clark de Mexico S.A.B. de C.V.	6,234,237
TRANSPORTATION INFRASTRUCTURE—2.8%
291,000	Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	4,495,950
74,134	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	4,184,864
		8,680,814
WIRELESS TELECOMMUNICATION SERVICES—6.0%
6,503,655	América Móvil S.A.B. de C.V., Series L	18,656,709
	Total Mexico (cost $48,174,858)	73,804,283
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292(d)	Emerging Markets Ventures I, L.P. (cost $860,564)(a)(e)(f)(g)	253,642
	Total Equity Securities (cost $186,374,501)	315,995,676
SHORT-TERM INVESTMENTS—0.8%
CHILEAN MUTUAL FUND—0.1%
56,417	Fondo Mutuo Security Plus (cost $189,235)	233,012

6	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (concluded)

December 31, 2010

Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENTS (continued)
UNITED KINGDOM—0.7%
$2,041	Citibank London, overnight deposit, 0.03%, 01/03/11 (cost $2,041,000)	$ 2,041,000
	Total Short-Term Investments (cost $2,230,235)	2,274,012
	Total Investments—101.9% (cost $188,604,736)	318,269,688
	Liabilities in excess of cash and other assets—(1.9)%	(5,797,207)
	Net Assets—100.0%	$ 312,472,481

(a)	Non-income producing security.
(b)	SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”
(c)	Illiquid Security.
(d)	Represents contributed capital.
(e)	Restricted security, not readily marketable. (See Note 7).
(f)

Security was fair valued as of December 31, 2010. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note 1).

(g)	As of December 31, 2010, the aggregate amount of open commitments for the Fund is $812,869. (See Note 7).
ADR	American Depositary Receipts.
PN	Preferred Shares.
PNB	Preferred Shares, Class B.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	7

Statement of Assets and Liabilities

As of December 31, 2010

Assets
Investments, at value (cost $188,604,736)	$318,269,688
Cash (including $142,246 of foreign currencies with a cost of $131,286)	142,678
Dividends receivable	1,177,759
Prepaid expenses and other assets	36,850
Total assets	319,626,975
Liabilities
Dividends and distributions (Note 1)	6,000,004
Investment advisory fees payable (Note 2)	601,458
Administration fees payable (Note 2)	65,721
Chilean repatriation taxes (Note 1)	96,204
Accrued expenses and other liabilities	391,107
Total liabilities	7,154,494

Net Assets	$312,472,481
Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$7,449
Paid-in capital	185,712,449
Accumulated net investment loss	(3,321,816)
Accumulated net realized gain on investments and foreign currency related transactions	385,322
Net unrealized appreciation on investments and foreign currency translation	129,689,077
Net Assets applicable to shares outstanding	$312,472,481
Net asset value per share, based on 7,448,517 shares issued and outstanding	$41.95

See Notes to Financial Statements.

8	Aberdeen Latin America Equity Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Income:
Dividends and other income	$6,820,249
Less: Foreign taxes withheld	(424,147)
Total investment income	6,396,102
Expenses:
Investment advisory fees (Note 2)	2,203,760
Custodian’s fees and expenses	281,005
Administration fees (Note 2)	267,014
Legal fees and expenses	203,269
Directors’ fees and expenses	132,249
Independent auditor’s fees and expenses	69,865
Insurance expense	64,213
Transfer agent’s fees and expenses	34,637
Investor relations fees and expenses	61,125
Reports to shareholders and proxy solicitation	50,091
Miscellaneous	50,279
Excise tax	27,132
Chilean taxes (Note 1)	189,992
Total expenses	3,634,631
Less: Fee waivers (Note 2)	(11,043)
Net expenses	3,623,588

Net investment income	2,772,514
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	3,022,747
Foreign currency transactions	(55,397)
Net change in unrealized appreciation of investments and foreign currency translation (includes $299 of Chilean repatriation taxes on unrealized gains) (Note 1)	53,335,577
Net realized and unrealized gain on investments and foreign currency transactions	56,302,927
Net Increase in Net Assets Resulting from Operations	$59,075,441

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	9

Statement of Changes in Net Assets

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,772,514	$ 3,588,614
Net realized gain on investments and foreign currency related transactions	2,967,350	56,411,411
Net change in unrealized appreciation on investments and foreign currency translations	53,335,577	82,073,325
Net increase in net assets resulting from operations	59,075,441	142,073,350
Dividends and distributions to shareholders from:
Net investment income	(3,371,597)	(6,134,774)
Net realized gain on investments	(59,310,174)	–
Total dividends and distributions to shareholders	(62,681,771)	(6,134,774)
Capital share transactions:
Cost of 0 and 69,312 shares purchased under the share repurchase program (Note 8)	–	(2,153,560)
Issuance of 0 and 523 shares through the directors compensation plan (Note 2)	–	17,620
Issuance of 1,341,884 and 0 shares due to stock distribution (Note 5)	50,978,173	–
Total capital share transactions	50,978,173	(2,135,940)
Total increase in net assets resulting from operations	47,371,843	133,802,636
Net Assets
Beginning of year	265,100,638	131,298,002
End of year*	$312,472,481	$265,100,638

*  Includes accumulated net investment loss of $(3,321,816) and $(2,460,128), respectively.

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended December 31,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$43.41	$21.26	$53.19	$46.23	$35.25
Net investment income	0.44 (a)	0.58 (a)	0.55 (a)	0.71 (a)	0.63
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	8.19	22.54	(28.97)	18.79	15.78
Net increase/(decrease) in net assets resulting from operations	8.63	23.12	(28.42)	19.50	16.41
Dividends and distributions to shareholders:
Net investment income	(0.47)	(1.00)	(0.45)	(0.76)	(0.56)
Net realized gain	(9.62)	–	(3.15)	(11.79)	(4.87)
Total dividends and distributions to shareholders	(10.09)	(1.00)	(3.60)	(12.55)	(5.43)
Anti-dilutive impact due to capital shares tendered or repurchased	–	0.03	0.09	0.01	–
Net asset value, end of year	$41.95	$43.41	$21.26	$53.19	$46.23
Market value, end of year	$38.72	$39.42	$18.29	$47.31	$43.43
Total Investment Return Based on:
Market value(b)	24.75%	120.93%	(54.99% )	42.45%	61.62%
Net asset value	22.74%	109.30%	(53.46% )	50.46%	48.66%
Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$312,472	$265,101	$131,298	$335,699	$292,286
Average net assets (000 omitted)	$268,440	$194,682	$280,540	$353,192	$265,971
Ratio of expenses to average net assets(c)	1.35%	1.28%	1.19%	1.14%	1.44%
Ratio of expenses to average net assets, excluding fee waivers	1.35%	1.28%	1.20%	1.14%	1.45%
Ratio of expenses to average net assets, excluding taxes	1.27%	1.21%	1.18%	1.11%	1.19%
Ratio of net investment income to average net assets	1.03%	1.84%	1.24%	1.28%	1.49%
Portfolio turnover rate	7.52%	75.70%	16.55%	26.33%	46.05%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of Chilean taxes.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	11

Notes to Financial Statements

December 31, 2010

Aberdeen Latin America Equity Fund, Inc. (the “Fund”), formerly The Latin America Equity Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

On March 29, 2010, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund in order to align the Fund more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE Amex ticker symbol, LAQ, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the quoted or published prices of the securities on their primary markets.

The Fund values restricted securities at fair value. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

The Fund also invests in venture capital investments, which are classified as “Level 3” investments, as defined below. In determining the fair value of such investments, management uses the market approach which includes as the primary input the capital balance reported; however adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the year ended December 31, 2010, there have been no significant changes to the valuation procedures approved by the Board.

12	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated bid. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model may be used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurement of its assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. This disclosure requirement establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements, recent transactions, and general market conditions).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 12/31/2010
Aerospace & Defense	$3,085,897	$–	$–	$3,085,897
Airlines	721,982	–	–	721,982
Beverages	12,562,785	–	–	12,562,785
Chemicals	1,065,976	–	–	1,065,976
Chilean Mutual Fund	233,012	–	–	233,012
Commercial Banks	50,817,174	18,624	–	50,835,798
Commercial Services & Supplies	4,758,820	–	–	4,758,820
Diversified Financial Services	4,079,023	–	–	4,079,023
Electric Utilities	1,755,923	–	–	1,755,923
Energy Equipment & Services	11,608,260	–	–	11,608,260
Food & Staples Retailing	14,672,156	–	–	14,672,156
Food Products	4,833,046	–	–	4,833,046
Health Care Providers & Services	11,418,734	–	–	11,418,734
Household Durables	4,230,893	–	–	4,230,893
Household Products	6,234,237	–	–	6,234,237
Independent Power Producers & Energy Traders	3,528,580	–	–	3,528,580
Industrial Conglomerates	2,322,803	–	–	2,322,803
IT Services	4,279,232	–	–	4,279,232
Machinery	3,308,246	–	–	3,308,246

Aberdeen Latin America Equity Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2010

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 12/31/2010
Media	$4,700,304	$–	$–	$4,700,304
Metals & Mining	37,078,868	–	–	37,078,868
Multiline Retail	14,218,288	–	–	14,218,288
Oil, Gas & Consumable Fuels	39,391,746	–	–	39,391,746
Paper & Forest Products	1,591,735	–	–	1,591,735
Personal Products	11,006,158	–	–	11,006,158
Real Estate Management & Development	11,631,032	–	–	11,631,032
Road & Rail	4,230,605	–	–	4,230,605
Software	3,869,724	–	–	3,869,724
Tobacco	5,827,923	–	–	5,827,923
Transportation Infrastructure	14,504,079	–	–	14,504,079
Venture Capital	–	–	565,761	565,761
Water Utilities	2,743,970	–	–	2,743,970
Wireless Telecommunication Services	19,333,092	–	–	19,333,092
Short-Term Investments	–	2,041,000	–	2,041,000
Total	$315,644,303	$2,059,624	$565,761	$318,269,688

*  For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies. For the year ended December 31, 2010, there were no significant transfers in or out of Level 1, Level 2 and Level 3 fair value measurements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2009	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2010
Venture Capital	$569,141	$–	$–	$(3,380)	$–	$–	$–	$–	$565,761
Total	$569,141	$–	$–	$(3,380)	$–	$–	$–	$–	$565,761

Change in unrealized appreciation/depreciation relating to investments still held at December 31, 2010 is $(3,380).

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)  market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Recent Accounting Pronouncements:

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” This amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and annual reporting periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date. As of December 31, 2010, there have been no significant transfers between Level 1, Level 2, or Level 3.

(g) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

For Chilean securities, the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the year ended December 31, 2010, the Fund paid $189,992.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended December 31, 2010 are subject to such review.

(h) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2010

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. AAMISL has voluntarily agreed to waive a portion of its advisory fee. For the year ended December 31, 2010, AAMISL earned $2,203,760 for advisory services to the Fund, of which AAMISL waived $11,043.

Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s sub-adviser with respect to Chilean investments. As compensation for its services, Celfin is paid a fee out of the adviser’s fee, calculated weekly and paid quarterly, at an annual rate of 0.10% of the Fund’s average weekly market value or net assets (whichever is lower). For the year ended December 31, 2010, Celfin earned $244,220 for sub-advisory services to the Fund.

For the year ended December 31, 2010, Celfin did not receive any brokerage commissions from portfolio transactions executed on behalf of the Fund.

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMISL or its affiliates (collectively the “Funds”). The Funds pay BBH & Co. monthly for administrative and fund accounting services, at an annual rate of .06% of the Funds’ aggregate assets up to $500 million, .0525% for the next $500 million, and .0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the year ended December 31, 2010, BBH & Co. earned $153,785 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”) serves as the Fund’s Chilean administrator. For its services, AFCE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) (approximately $78,000 at December 31, 2010) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to AFCE. For the year ended December 31, 2010, the administration fees and accounting fees amounted to $104,702 and $8,527, respectively.

Effective February 1, 2010, the Board approved an Investor Relations Services Agreement. Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other U.S. registered closed end funds advised by AAMISL or its affiliates. The Fund incurred investor relations service fees of approximately $53,308 as of December 31, 2010. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2009, 523 shares were issued and an additional 450 shares were purchased pursuant to the Director’s compensation plan. For the year ended December 31, 2010, 886 shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the year ended December 31, 2010, Fund purchases and sales of securities, other than short-term investments, were $20,669,179 and $29,530,946, respectively.

4. Tax Information

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

For the year ended December 31, 2010 the Fund paid $10,426,464 in distributions classified as ordinary income and $52,255,307 in distributions classified as long-term capital gains. For the year ended December 31, 2009 the Fund paid $6,134,774 in distributions classified as ordinary income.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, timing differences due to partnership investments and passive foreign investment companies. At December 31, 2010, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$497,904
Unrealized appreciation	126,254,679
Total distributable earnings	$126,752,583

At December 31, 2010, the identified cost for U.S. federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2010

cost over value and the net unrealized appreciation from investments were $192,039,134, $133,198,989, $(6,968,435) and $126,230,554, respectively.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2010, $262,605 had been reclassified from undistributed net investment income and $27,131 had been reclassified from paid in capital to accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to foreign currency transactions, sales of passive foreign investment companies, non-deductible expenses and distribution reclassifications. These reclassifications had no effect on net assets or net asset values per share.

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2010 there were 7,448,517 shares issued and outstanding.

On September 1, 2010 the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $9.282 per share of common stock, on October 29, 2010, to shareholders of record at the close of business on September 14, 2010. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 10% of the aggregate dollar amount of the total distribution. Because the cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.46436 per share or 15.78% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $37.99 per share, which equalled the average closing price of the Fund’s common shares on the NYSE AMEX on October 21, 2010 and the two preceding trading days. Following the closing of the elective cash distribution the Fund’s number of outstanding shares was 7,448,517.

6. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the year ended December 31, 2010, the Fund had no borrowings under the joint credit facility.

7. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values. The following chart details such securities currently held by the Fund:

Security	Acquisition Date(s)	Cost	Fair Value At 12/31/10	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures I, L.P.	01/22/98 – 01/10/06	$860,564	$253,642	0.08	$2,451,066	$262,708
J.P. Morgan Latin America Capital Partners, L.P.	04/10/00 – 10/20/09	917,439	312,119	0.10	2,508,571	550,161
Total		$1,778,003	$565,761	0.18	$4,959,637	$812,869

The Fund may incur certain costs in connection with the disposition of the above securities.

8. Share Repurchase Program

On November 15, 2007, the Board authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares whenever the Fund’s shares are trading at a discount to net asset value of 12% or more. Open market purchases may also be made within the discretion of management if the discount is less than 12%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2010 and fiscal year ended December 31, 2009, the Fund repurchased 0 and 69,312 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 9.60% for the fiscal year ended December 31, 2009.

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (concluded)

December 31, 2010

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for the investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of December 31, 2010.

18	Aberdeen Latin America Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Aberdeen Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Latin America Equity Fund, Inc. (the “Fund”, formerly The Latin America Equity Fund, Inc.) at December 31, 2010, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and venture capital issuers, provides a reasonable basis for our opinion.

Boston, Massachusetts
February 25, 2011

Aberdeen Latin America Equity Fund, Inc.	19

Tax Information (unaudited)

For the year ended December 31, 2010, the Fund designates approximately $5,413,659, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during a calendar year, complete information will be reported in conjunction with Form 1099-DIV.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2010, was $424,147. The amount of foreign source income was $6,874,588. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2010.

During the year ended December 31, 2010, the Fund declared $52,255,307 in dividends that were designated as long-term capital gains dividends.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•      By calling 1-866-839-5205;

•      On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement, Investment Advisory Agreement and Sub-Advisory Agreement

The Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the investment advisory agreement (the “Advisory Agreement”) between the Aberdeen Latin America Equity Fund, Inc. (the “Fund”) and Aberdeen Asset Management Investment Services Limited (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Fund and Celfin Capital Servicios Financieros S.A. (the “Sub-Adviser”) require that, following their initial two-year approval period, the agreements be approved annually at an in-person meeting by a majority of the Board of Directors (the “Board”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”).

At its meeting on December 7, 2010, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser and the Sub-Advisory Agreement between the Fund and the Sub-Adviser. The Adviser and the Sub-Adviser are referred to collectively at the

20	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Advisers. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the Advisory Agreements. In connection with its evaluation of the Advisory Agreements, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

(i)    The nature, extent and quality of the services provided by the Advisers;

(ii)   The performance of the Fund;

(iii)  The management fee rate and the net total expense ratio of the Fund, both on an absolute basis and as compared both to a relevant peer group of funds and to fees charged by the Adviser to others;

(iv) The extent to which economies of scale could be realized by the Adviser and shared with the shareholders;

(v)   The costs of services provided and profits realized by the Adviser;

(vi) Other benefits realized by the Advisers from their relationship with the Fund; and

(vii) Any other factors that the Board deemed relevant to its consideration.

In its review of information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management leading up to and since the initial approval of the Advisory Agreements. The Independent Directors were represented by independent counsel throughout the review process and convened executive sessions without management present. In its deliberations, the Board did not identify any single factor that was all-important or controlling and each Director may have attributed different weights to the various factors.

Certain of the Board considerations outlined above are discussed in more detail below.

Nature, Extent and Quality of Services. The Board received and considered various data and information regarding the nature, extent and quality of services provided under the Advisory Agreements. The Board considered, among other things, information about the background and experience of senior management and investment personnel who were responsible for managing the Fund. The Board also received presentations from and participated in information sessions with senior investment personnel of the Adviser. The Board considered the information provided regarding the portfolio managers and other resources dedicated to the Fund and the investment philosophy and process followed by those individuals responsible for managing the Fund.

The Board also evaluated the ability of the Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Board considered information regarding the general nature of the compensation structure applicable to portfolio managers and other key personnel.

In addition, the Board considered and evaluated materials and information received regarding the Adviser’s investment and legal compliance program and record with respect to the U.S. registered closed-end funds managed by the Adviser. The Board met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the Sub-Advisor’s history and experience with the Fund. The Board further considered the Sub-Adviser’s resources dedicated to compliance. The Board also considered the Adviser’s execution of its oversight responsibilities.

Furthermore, the Board received and considered information about the financial viability of the Advisers to satisfy itself that the Advisers had adequate resources to perform the services required under the Advisory Agreements.

Based on the foregoing and other relevant information reviewed, the Board concluded that, overall, the nature, extent and quality of the services provided to the Fund supported renewal of the Advisory Agreements.

Investment Performance. In addition to reports received at its regular quarterly meetings, the Board received and considered information on the performance history of the Fund, including comparisons to a Morningstar Category average and benchmark index returns over various time periods. The Board was provided with reports, independently prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), which included a comprehensive analysis of the Fund’s performance.

Except for the years 2002 and 2008, the Fund’s performance was higher than or in-line with the performance of the Morningstar Latin America Stock Category average for the eight-year period under review. Except for the year 2003, the Fund’s performance was higher than or in-line with the performance of its benchmark index, the MSCI EM Latin American Index. The Adviser discussed factors that contributed to the Fund’s performance results. The Board concluded that it was generally satisfied with the Fund’s performance.

Fees and Economies of Scale. The Board considered the management fee rate charged by the Adviser to the Fund. The Board received an analysis from Strategic Insight that compared the Fund’s management

Aberdeen Latin America Equity Fund, Inc.	21

Supplemental Information (unaudited) (concluded)

fee rate to the management fee rate of a peer group of funds on a gross basis and on a net basis after taking into consideration any waivers or reimbursements. The Board noted that the gross and net management fee rates for the Fund were lower than the average and median gross and net management fee rates for its peer group. Furthermore, the Board concluded that the contractual breakpoints utilized by the Fund adequately took into account potential economies of scale.

The Board also reviewed information prepared by Strategic Insight that showed that the Fund’s net total expense ratio was lower than the average and median ratios of its peer group.

Costs of Services Provided and Profitability. The Board considered, among other things, the Adviser’s estimates of its costs in providing advisory services to the Fund, and the Adviser’s resulting profitability. Based on its review of the expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Fund.

The Board also received and considered a profit statement related to the Fund from the Sub-Adviser. The Board observed the costs of providing services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by the Adviser and not directly by the Fund. The Board noted that the fees paid to the Sub-Adviser had been negotiated at arm’s length. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser received with regard to providing these services to the Fund were not excessive.

Information about Services to Other Clients. The Board considered information about the nature and extent of services and fee rates offered by the Adviser to other clients, including other registered investment companies and separate accounts. The Board considered that the Adviser was subject to a broader and more extensive regulatory regime in connection with management of the Fund compared to the Adviser’s management of unregistered or institutional accounts. The Board concluded that the fee rate under the Advisory Agreement was not excessive relative to these other fee rates, given its understanding of similarities and differences in the nature and extent of services offered and other factors.

Fall-Out Benefits and Other Factors. The Board also considered information regarding potential “fall-out” or ancillary benefits that could be realized by the Advisers as a result of their relationship with the Fund. In this regard, the Board concluded that the Adviser and its affiliates may derive reputational benefits from their association with the Fund. The Board also noted, however, that such benefits were difficult to quantify with certainty.

Additionally, the Board considered that the Adviser does not use “soft dollars.” The Board noted that the Adviser may enter into commission sharing arrangements with certain brokers for the receipt of goods or services that relate to the execution of trades or the provision of research. The Board considered the Adviser’s representations that it evaluates its commission sharing arrangements for compliance with US regulations, particularly, with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934 and for compliance with its best execution obligations.

* * * * *

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the Board, including all of the Independent Directors, concluded that approval of the Advisory Agreements are in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

22	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund are included in the table below under the heading “Interested Directors.” The Fund currently has no Interested Directors. Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 69	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2012 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University (1971-Present.)	5

Director of Epoch Holding Corporation; Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Mirae Asset Management Funds (6 funds); Director of Credit Suisse Funds (13)

James J. Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 67	Director, Nominating Committee Member and Audit and Valuation Committee Chairman	Since 1990; current term ends at the 2011 annual meeting	President, Primary Resources Inc. (agricultural and raw materials) (October 1996-Present)	5	Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse High Yield Bond Fund

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 67	Director, Nominating and Audit and Valuation Committee Member	Since 2006; current term ends at the 2012 annual meeting	Partner, Drinker Biddle & Reath (law firm) (1972-Present) Lecturer at Yale Law School (2009-Present); Lecturer at Harvard Law School (2007-Present)	4	Director of Credit Suisse Asset Management Income Fund, Inc. and Director of Credit Suisse High Yield Bond Fund

Steven N. Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 62	Director, Nominating and Audit and Valuation Committee Member	Since 2005; current term ends at the 2011 annual meeting	Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) (January 2004-Present)	5	Director of iCAD, Inc.; Director of Presstek, Inc.; Director of Credit Suisse Funds (13)

Martin M. Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 61	Director, Nominating and Audit and Valuation Committee Member	Since 1990; current term ends at the 2013 annual meeting	President of TA USA (agriculture sector) (May 1991-Present) President of Rio Chalchoqui SA (food and beverage) (June 2007-Present) and President of Expreso Morell SA (manufacturing) (December 2009-Present)	3	Director of San Lucas S.A.

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., and the Aberdeen Funds have a common investment adviser with the Fund, or an investment adviser that is affiliated with the Fund’s investment adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Latin America Equity Fund, Inc.	23

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 37	President	Since July 2009

Currently, Group Head of Product Development, Collective Funds for Aberdeen Asset Management Investment Services Limited (“AAMISL”) (since 2008). Previously, Director and Vice President (from 2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc. (“AAMI”); Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of each Fund’s investment adviser) (from 2000 to May 2005).

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 32	Vice President and Chief Compliance Officer	Since July 2009 (Vice President); Since September 2010 (Chief Compliance Officer)

Currently, Director, Vice President and Head of Legal — Americas for AAMI (since 2010). Ms. Nichols joined AAMI in October 2006. Previously was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (from 2003 to 2006).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 41	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 36	Vice President and Secretary	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

William Baltrus* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 43	Vice President	Since July 2009	Currently, Head of Investor Services for AAMI (since 2009). Prior to joining AAMI in November 2007, he was Vice President of Administration for Nationwide Funds Group (from 2000 to 2007.)

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 36	Vice President	Since July 2009

Currently, Head of Product and Vice President of AAMI (since 2005.) Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Joanne Irvine c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 42	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997.) Ms. Irvine joined Aberdeen in 1996 in a group development role.

24	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past Five Years

Devan Kaloo c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 38	Vice President	Since July 2009

Currently, serves as Head of Global Emerging Markets (since 2005.) Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 39	Vice President	Since July 2009

Currently, U.S. Counsel for AAMI (since 2007.) Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Tim Sullivan* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 49	Vice President	Since July 2009	Currently, Head of Product Development for AAMI (since 2009.) Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Age: 52	Vice President	Since July 2009

Currently, a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991.) He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

*

Messrs. Pittard, Baltrus, Goodson and Sullivan and Mses. Nichols, Melia, Kennedy and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and the Aberdeen Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

**

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. which has a common investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

***	Officers of the Fund serve at the pleasure of the Board.

Aberdeen Latin America Equity Fund, Inc.	25

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Corporate Information

Directors	Investment Sub-Adviser & Chilean Administrator
Enrique R. Arzac, Chairman	Celfin Capital Servicios Financieros S.A.
James J. Cattano	Apoquindo 3721, Piso 19
Lawrence J. Fox	Santiago, Chile
Steven N. Rappaport
Martin M. Torino	Administrator & Custodian
Brown Brothers Harriman & Co.
Officers	40 Water Street
Christian Pittard, President	Boston, MA 02109
Jennifer Nichols, Vice President and Chief Compliance Officer
Andrea Melia, Treasurer and Chief Financial Officer	Shareholder Servicing Agent
Megan Kennedy, Vice President and Secretary	Computershare Trust Company, N.A.
William Baltrus, Vice President	P.O. Box 43078
Alan Goodson, Vice President	Providence, RI 02940
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Independent Registered Public Accounting Firm
Lucia Sitar, Vice President	PricewaterhouseCoopers LLP
Tim Sullivan, Vice President	125 High Street
Hugh Young, Vice President	Boston, MA 02110

Investment Adviser	Legal Counsel
Aberdeen Asset Management Investment Services Limited	Willkie Farr & Gallagher LLP
Bow Bells House	787 Seventh Avenue
1 Bread Street	New York, NY 10019
London, United Kingdom
EC4M 9HH	Investor Relations
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Investment Services Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

As of December 31, 2010, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by this report, there were no material changes to or waivers of the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of the Directors of the Registrant has determined that each of the following members of its Audit and Valuation Committee qualify as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)1 Audit Related Fees	(c) 2 Tax Fees	(d) 3 All Other Fees
December 31, 2010	$43,600	$3,300	$5,400	$8,600
December 31, 2009 4	$43,600	$3,300	$5,400	$12,600

(1) Services include agreed-upon procedures in connection with the Registrant’s semi-annual financial statements ($3,300 in 2009 and $3,300 in 2010).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

(3) Services include work done in connection with Chilean distributions.

(4) Effective July 1, 2009, Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Investment Adviser”) began serving as the Fund’s investment adviser with respect to all investments. The Board of Directors approved the continuation of the engagement with the principal accountant prior to AAMISL assuming advisory services.

(e)  Below are the Registrant’s Pre-Approval Policies and Procedures

(1)       Pre-Approval Policies and Procedures.  The Audit and Valuation Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Aberdeen and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to one or more of its members (the “Delegate”), and the Delegate shall report to the Committee, at its next regularly scheduled meeting after the Delegate’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Aberdeen or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Aberdeen and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)          None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit and Valuation Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP (“PwC”) for non-audit services rendered to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2009 was $1,552,000.  The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s investment adviser and any Covered Service Providers for the fiscal year ended December 31, 2010 was $1,086,608.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Covered Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended December 31, 2010, the Audit and Valuation Committee members were:

Enrique R. Arzac

James Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin Torino

(b) Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors approved the proxy voting policies of the Investment Adviser in June 2009.

The proxy voting policies of the Registrant are referenced in Exhibit A and the Investment Adviser are referenced in Exhibit B.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of December 31, 2010.

Individual & Position	Services Rendered	Past Business Experience

Devan Kaloo, Head of Global Emerging Markets

Head of global emerging markets, responsible for the London based Global Emerging Markets team, which manages Latin America and EMEA equities, and also has oversight of GEM input from the Asia team based in Singapore.

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Andy Brown, Investment Manager	Responsible for investment management on the global emerging markets equities team.	Joined Aberdeen in May of 2005 after graduation from St. Andrews University, Scotland.

Stephen Parr, Investment Manager	Responsible for investment management on the global emerging markets equities team.

Joined Aberdeen in July 2009 via the acquisition of Credit Suisse Asset Management. Currently an investment manager. Previously, Mr. Parr worked for Energis Communications as Head of Strategy. Prior to that he worked for Ernst & Young Management Consultants as a Managing Consultant.

Fiona Manning, Investment Manager	Responsible for investment management on the global emerging markets equities team.	Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.

Nick Robinson, Head of Brazilian Equities	Responsible for investment management on the global emerging markets equity team and Director of Aberdeen’s operations in São Paulo.

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo in 2009.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)

Devan Kaloo	9	4,493.40	18	21,286.62	50[1]	17,099.3

Andy Brown	9	4,493.40	18	21,286.62	50[1]	17,099.3

Stephen Parr	9	4,493.40	18	21,286.62	50[1]	17,099.3

Fiona Morrison	9	4,493.40	18	21,286.62	50[1]	17,099.3

Nick Robinson	9	4,493.40	18	21,286.62	50[1]	17,099.3

Total Assets are as of December 31, 2010 and have been translated into U.S. dollars at a rate of £1.00 = $1.56565.

(1)  There were 6 accounts (with assets under management totaling approximately $1,936.32m) with respect to which part of the advisory fee is based on the performance of the account.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Investment Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Investment Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Adviser that the benefits from the Investment Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(3)  The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Adviser (collectively, the “Aberdeen Group”) as of December 31, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares.  Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term.  These are directly linked to performance at both a corporate and an individual level.   The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment.  In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers.  When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry.  The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme.  The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of the portfolio management team’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  The split between the two will vary but generally 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature.  Each Fund’s performance is judged against the benchmark over a broad time frame invested to capture relevant performance.

Portfolio manager performance on investment matters are judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long-Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving their performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2010
Devan Kaloo	None
Andy Brown	None
Stephen Parr	None
Fiona Manning	None
Nick Robinson	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(a)(b)(c)(d)(e)
January 1, 2010 through January 31, 2010	0	0	0	345,575
February 1, 2010 through February 28, 2010	0	0	0	345,575
March 1, 2010 through March 31, 2010	0	0	0	345,575
April 1, 2010 through April 30, 2010	0	0	0	345,575
May 1, 2010 through May 31, 2010	0	0	0	345,575
June 1, 2010 through June 30, 2010	0	0	0	345,575
July 1, 2010 through July 31, 2010	0	0	0	345,575
August 1, 2010 through August 31, 2010	0	0	0	345,575
September 1, 2010 through September 30, 2010	0	0	0	345,575
October 1, 2010 through	0	0	0	345,575

October 31, 2010
November 1, 2010 through November 30, 2010	0	0	0	345,575
December 1, 2010 through December 31, 2010	0	0	0	345,575
Total	0	0	0	345,575

(a)          The plan was announced on November 16, 2007.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date for the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2010, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Latin America Equity Fund, Inc.

Date: March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Latin America Equity Fund, Inc.

By: /s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Latin America Equity Fund, Inc.

Date: March 7, 2011

By: /s/ Andrea Melia
Andrea Melia,
Treasurer and Chief Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: March 7, 2011

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

A – Registrant’s Proxy Voting Policies

B – Investment Adviser’s Proxy Voting Policies